Subsequent Events (Sun & Sun Industries Inc [Member])	9 Months Ended
Sep. 30, 2014
Sun & Sun Industries Inc [Member]
Subsequent Events

18. SUBSEQUENT EVENTS

The Company’s management has evaluated subsequent events pursuant to the requirements of ASC Topic 855 and has determined the following material subsequent event to report.

On October 20, 2014 (the “Closing”), Eco-Shift Power Corp., a Delaware corporation (“ECOP”), entered into a Share Purchase and Exchange Agreement with the Company and its common stockholders (the “Agreement”). Pursuant to the Agreement, ECOP acquired 100% of the issued and outstanding shares of common stock of the Company from the two holders thereof, in exchange for the issuance of 9,850,000 shares of ECOP common stock and the payment of cash in the aggregate amount of $250,000. All preferred stock and shareholder notes of the Company were cancelled at the Closing. As a result of this transaction, the Company became a wholly owned subsidiary of ECOP. ECOP also agreed to grant an aggregate of 1,200,000 shares of its common stock to certain key members of management of Sun promptly following the Closing.

Pursuant to the Agreement, ECOP agreed to indemnify a stockholder and certain related parties of Sun (the “Guarantors”) with respect to personal guarantees granted by them for certain obligations of Sun, including but not limited to certain project-specific bonding requirements, bank loans and credit cards obligations. Such amounts are approximately $1,640,000. In addition, ECOP has agreed to refinance certain obligations of Sun guaranteed by the Guarantors, and failing to do so ECOP will release approximately 3,500,000 shares of its common stock currently held in escrow to the Guarantors as additional consideration.